Other Current Assets (Tables)	12 Months Ended
Mar. 31, 2024
Other Current Assets [Abstract]
Summary of Other Current Assets

	As at March 31
Particulars	2023	2024
Advance to suppliers^	116,190	145,423
Prepaid expenses	3,519	4,607
Receivable from related party#	49	24
Other assets*	2,206	3,069
Total	121,964	153,123

* Other assets includes amount recoverable of Nil (March 31, 2023: USD 117), which was lying in an escrow account (refer note 8 (a)).

# Loan given to Saaranya Hospitality Technologies Private Limited (equity-accounted investee) (refer note 37).

^ The Company pays advances to airlines for the procurement of airline tickets. These advances are utilized against the subsequent purchase of airline tickets. The outstanding airline balances as at March 31, 2024 includes amounts recoverable from Go Airlines (India) Limited ("Go First") amounting to USD 20,949 (March 31, 2023: USD 20,487), which includes refund due to customers of USD 10,902 (March 31, 2023: USD 245).